UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2013

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35006	93-0979187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11500 S. Eastern Ave., Ste. 240

Henderson, NV 89052

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (702) 835-6300

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Stockholder Purchase Agreement

On July 16, 2013, Spectrum Pharmaceuticals, Inc., a Delaware corporation (“Spectrum”), entered into a Securities Purchase Agreement (the “Stockholder Purchase Agreement”) with Eagle Acquisition Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Spectrum (“Purchaser”), certain entities affiliated with Warburg Pincus & Co. (the “WP Entities”), and certain entities affiliated with Deerfield Management, LLC (the “Deerfield Entities”). Pursuant to the Stockholder Purchase Agreement, and upon the terms and subject to the conditions described therein, on July 17, 2013 the Purchaser purchased all of the shares of common stock, par value $0.001 per share (the “Common Stock”) of Talon Therapeutics, Inc. (“Talon”) owned by each of the WP Entities and the Deerfield Entities, issued upon conversion of the outstanding shares of Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock owned by them, which represented approximately 89% of the outstanding shares of Common Stock, in exchange for, with respect to each share of Common Stock, an amount equal to the Per Share Merger Consideration (as defined below). The Purchaser also purchased certain warrants owned by the Deerfield Entities.

Company Purchase Agreement

On July 16, 2013, Spectrum also entered into a Stock Purchase Agreement (the “Company Purchase Agreement”) with the Purchaser and Talon. Pursuant to the Company Purchase Agreement, and upon the terms and subject to the conditions described therein, on July 17, 2013, the Purchaser purchased 20,100,000 newly issued shares of Common Stock (the “Purchased Shares”) from Talon, at a price per share of $0.37. Purchaser paid for the Purchased Shares by delivery of (i) $20,100.00 in cash, an amount equal to the par value of the Purchased Shares; and (ii) a promissory note in the principal amount of $7,416,900. The acquisition of the shares of Common Stock from Talon pursuant to the Company Purchase Agreement, and from the WP Entities and the Deerfield Entities pursuant to the Stockholder Purchase Agreement, resulted in the ownership by the Purchaser of an amount of shares in excess of 90% of the then outstanding shares of Common Stock. On July 17, 2013, in accordance with the terms of the Company Purchase Agreement, the Purchaser consummated a “short form” merger with Talon in which the Purchaser merged with and into Talon, with Talon remaining as the surviving corporation and a wholly-owned subsidiary of Spectrum (the “Merger”). The Merger was consummated in accordance with Section 253 of the Delaware General Corporation Law (the “DGCL”).

As a result of the Merger, each issued and outstanding share of Common Stock (other than shares of Common Stock owned by the Purchaser or by Spectrum, and shares of Common Stock for which the holder thereof demands and perfects such holder’s right to an appraisal (the “Dissenting Shares”) in accordance with the applicable provisions of the DGCL) were converted into the right to receive (A) cash equal to $0.05609 per share, without interest and subject to applicable withholding (the “Cash Portion”), and (B) one contingent value right (“CVR” and, together with the Cash Portion, the “Per Share Merger Consideration”) representing the right to receive the Milestone Payments (as defined below). Spectrum used cash on hand to fund (i) the Cash Portion of the Per Share Merger Consideration in an aggregate amount of $11,300,000 and (ii) certain outstanding obligations and transaction-related and other expenses of Talon in the aggregate amount of approximately $3,800,000.

Contingent Value Rights Agreement

On July 16, 2013, Spectrum also entered into a Contingent Value Rights Agreement (the “CVR Agreement”) with Talon and Corporate Stock Transfer, Inc. as rights agent, which will govern the terms of the payment for the CVR. Pursuant to the CVR Agreement, one CVR shall be issued for (i) each share of Common Stock that Purchaser purchased pursuant to the Stockholder Purchase Agreement, and (ii) each share of Common Stock outstanding that was owned by a Talon stockholder prior to the effective time of the Merger and was converted into the right to receive Merger Consideration pursuant to the terms of the Company Purchase Agreement. Each CVR will be unregistered and will be non-transferable, subject to limited exceptions. There can be no assurance as to the actual value, if any, of a CVR.

The terms of the CVR Agreement will require the payment of up to an additional aggregate of $195 million in cash (without duplication), subject to applicable withholding and as otherwise set forth in the CVR Agreement (the “Milestone Payments”), upon the satisfaction of the following specific milestones, of which there is no assurance that any may be achieved:

•	$5,000,000 upon the achievement of net sales of Marqibo® (vincristine sulfate liposome injection) in excess of $30,000,000 in any calendar year;

•	$10,000,000 upon the achievement of net sales of Marqibo in excess of $60,000,000 in any calendar year;

•	$25,000,000 upon the achievement of net sales of Marqibo in excess of $100,000,000 in any calendar year;

•	$50,000,000 upon the achievement of net sales of Marqibo in excess of $200,000,000 in any calendar year;

•	$100,000,000 upon the achievement of net sales of Marqibo in excess of $400,000,000 in any calendar year; and

•	$5,000,000 upon the receipt of marketing authorization from the FDA regarding Menadione Topical Lotion.

Exchange and Registration Rights Agreements

On July 16, 2013, Spectrum also entered into an Exchange Agreement (the “Exchange Agreement”) with Talon and the Deerfield Entities and a Registration Rights Agreement (the “Registration Rights Agreement”) with the Deerfield Entities. Pursuant to the Exchange Agreement, and upon the terms and subject to the conditions described therein, on July 17, 2013, the Deerfield Entities cancelled outstanding promissory notes issued by Talon in the aggregate principal amount of $27,500,000 in exchange for the issuance in a private placement of an aggregate of 3,000,000 shares (the “Deerfield Shares”) of Spectrum’s common stock, par value $0.001 per share, plus a cash payment for accrued interest in the amount of approximately $675,000. Pursuant to the terms of the Registration Rights Agreement, and upon the terms and subject to the conditions described therein, Spectrum is required to prepare and file with the Securities and Exchange Commission a registration statement for the purpose of registering for resale under the Securities Act of 1933, as amended, all of the Deerfield Shares.

Amendment to Credit Agreement

On July 16, 2013, Spectrum also entered into an amendment to that certain Credit Agreement dated as of September 5, 2012 (“Amendment No. 1 to Credit Agreement”) with Bank of America, N.A., in its capacity as administrative agent for the lenders and other parties signatory thereto, to, among other things, permit the Talon acquisition, reduce the maximum aggregate borrowing amount under the revolving line of credit to $50,000,000, and revise the interest rate on borrowings under the revolving line of credit as follows:

•	if the consolidated leverage ratio as at the last test date is less than 0.5:1.0, 3.75% per annum (for LIBO rate loans) or 2.75% (for base rate loans);

•	if the consolidated leverage ratio as at the last test date is greater than 0.5:1.0 but less than 1.0:1.0, 4.00% per annum (for LIBO rate loans) or 3.00% (for base rate loans); and

•	if the consolidated leverage ratio as at the last test date is greater than 1.0:1.0, 4.25% per annum (for LIBO rate loans) or 3.25% (for base rate loans).

Qualifications on Disclosure

The foregoing description of the material terms of (i) the Stockholder Purchase Agreement and the transactions contemplated thereby, (ii) the Company Purchase Agreement and the transactions contemplated thereby, (iii) the CVR Agreement and the transactions contemplated thereby, (iv) the Exchange and the Registration Rights Agreements and the transactions contemplated thereby, and (v) Amendment No. 1 to Credit Agreement and the transactions contemplated thereby, is qualified in its entirety by the full text of the Stockholder Purchase Agreement, the Company Purchase Agreement, the CVR Agreement, the Exchange and Registration Rights Agreements and Amendment No. 1 to Credit Agreement (collectively, the “Agreements”), which are attached to this Current Report as Exhibits 2.1, 2.2, 2.3, 2.4 and 10.1, respectively, and which Agreements are incorporated herein by reference.

The Company Purchase Agreement has been attached as an exhibit to this Current Report to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Purchaser or Talon, their respective businesses, or the actual conduct of their respective businesses during the period prior to the effective time of the Merger.

The Company Purchase Agreement contains representations and warranties that (i) are the product of negotiations among the parties thereto and (ii) the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in part by confidential disclosure schedules delivered in connection with the Company Purchase Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities.

Pursuant to the terms of the Exchange Agreement referenced in Item 1.01 above, on July 17, 2013 Spectrum issued the Deerfield Shares to the Deerfield Entities. The Deerfield Shares were issued without registration in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933, as amended, based in part upon the following: the issuance does not involve any public offering; Spectrum made no solicitation in connection with the transaction, other than communication with the Deerfield Entities; Spectrum obtained representations from the Deerfield Entities regarding their respective investment intent, experience and sophistication; the Deerfield Entities have represented that they are each an “accredited investor” within the meaning of Rule 501 of Regulation D under the Act; Spectrum reasonably believes that the Deerfield Entities are sophisticated within the meaning of Section 4(2) of the Act; and the Deerfield Shares will be issued with restricted securities legends. No underwriting discounts or commissions will be paid in conjunction with the issuance.

Item 8.01	Other Events.

On July 17, 2013, Spectrum issued a press release announcing certain of the transactions described above. As referenced in Item 1.01, the Merger was completed on July 17, 2013. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated July 16, 2013, by and among Spectrum Pharmaceuticals, Inc., Eagle Acquisition Merger Sub, Inc., certain entities affiliated with Warburg Pincus & Co. and certain entities affiliated with Deerfield Management, LLC.

2.2*	Stock Purchase Agreement, dated July 16, 2013, by and among Spectrum Pharmaceuticals, Inc., Eagle Acquisition Merger Sub, Inc. and Talon Therapeutics, Inc.

2.3*	Contingent Value Rights Agreement, dated July 16, 2013, by and among Spectrum Pharmaceuticals, Inc., Talon Therapeutics, Inc. and Corporate Stock Transfer Inc. as rights agent.

2.4	Exchange Agreement, dated July 16, 2013, by and among Talon Therapeutics, Inc. and certain entities affiliated with Deerfield Management, LLC, including the Registration Rights Agreement by and among Spectrum Pharmaceuticals, Inc. and certain entities affiliated with Deerfield Management, LLC, as Exhibit A thereto.

10.1	Amendment No. 1 to Credit Agreement, dated July 16, 2013, by and among Spectrum Pharmaceuticals, Inc., Bank of America, N.A., in its capacity as administrative agent for the lenders, and other parties signatory thereto.

99.1	Press Release, issued July 17, 2013.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Spectrum agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

Forward Looking Statement Disclaimer

This Current Report contains forward-looking statements regarding future events and the future performance of Spectrum Pharmaceuticals, Inc. and Talon Therapeutics, Inc. that involve risks and uncertainties that could cause actual results to differ materially. These statements are based on management’s current beliefs and expectations. These statements include, but are not limited to, statements that relate to Spectrum’s and Talon’s business and future, including the success and strategic fit of Talon within Spectrum, the potential value of the consideration to be received by Talon’s stockholders in connection with the acquisition by Spectrum, including, without limitation, the achievement of certain milestones, the ability to develop and commercialize the acquired products, and any statements that relate to the intent, belief, plans or expectations of Spectrum, Talon or their respective management, or that are not a statement of historical fact. Risks that could cause actual results to differ include the possibility that existing and new drug candidates may not prove safe or effective, the possibility that existing and new applications to the FDA and other regulatory agencies may not receive approval in a timely manner or at all, the possibility that existing and new drug candidates, if approved, may not be more effective, safer or more cost efficient than competing drugs, the possibility that efforts to acquire or in-license and develop additional drug candidates may fail, the dependence on third parties for clinical trials, manufacturing, distribution and quality control and other risks that are described in reports filed with the Securities and Exchange Commission by Spectrum and Talon. Neither Spectrum nor Talon plan to update any such forward-looking statements and expressly disclaim any duty to update the information contained in this Current Report except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2013

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Kurt A. Gustafson
Kurt A. Gustafson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated July 16, 2013, by and among Spectrum Pharmaceuticals, Inc., Eagle Acquisition Merger Sub, Inc., certain entities affiliated with Warburg Pincus & Co. and certain entities affiliated with Deerfield Management, LLC.

2.2*	Stock Purchase Agreement, dated July 16, 2013, by and among Spectrum Pharmaceuticals, Inc., Eagle Acquisition Merger Sub, Inc. and Talon Therapeutics, Inc.

2.3*	Contingent Value Rights Agreement, dated July 16, 2013, by and among Spectrum Pharmaceuticals, Inc., Talon Therapeutics, Inc. and Corporate Stock Transfer Inc. as rights agent.

2.4	Exchange Agreement, dated July 16, 2013, by and among Talon Therapeutics, Inc. and certain entities affiliated with Deerfield Management, LLC, including the Registration Rights Agreement by and among Spectrum Pharmaceuticals, Inc. and certain entities affiliated with Deerfield Management, LLC, as Exhibit A thereto.

10.1	Amendment No. 1 to Credit Agreement, dated July 16, 2013, by and among Spectrum Pharmaceuticals, Inc., Bank of America, N.A., in its capacity as administrative agent for the lenders, and other parties signatory thereto.

99.1	Press Release, issued July 17, 2013.

*	Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. Spectrum agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.